EXHIBIT 3.1


SECRETARY OF STATE
[STATE SEAL]
STATE OF NEVADA



CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that PRO NUTRISOURCE, INC., did on February 20, 2009, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.



IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on February 20, 2009.

/s/ ROSS MILLER

ROSS MILLER
Secretary of State


[STATE SEAL]
Certified By:  Stacey Roter
Certificate Number: C20090220-2458


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[STATE SEAL]
ROSS MILLER
SECRETARY OF STATE
208 NORTH CARSON STREET
CARSON CITY, NEVADA  89701-4299


__________________________

Filed in the office of
/s/ ROSS MILLER
Ross Miller
Secretary of State
State of Nevada
__________________________
Document Number
20090161209-10
__________________________
Filing Date and Time
02/20/2009  10:15 AM
__________________________
Entity Number
E0089582009-6
__________________________


ARTICLES OF INCORPORATION
(PURSUANT TO NRS CHAPTER 78)


USE BLACK INK ONLY-DO NOT HIGHLIGHT           ABOVE SPACE IS FOR OFFICE USE ONLY
________________________________________________________________________________

1.  Name of Corporation

    Pro NutriSource, Inc.

2.  Registered Agent for Service of Process (check only one box)

    [X] Commercial Registered Agent:  Sierra Corporate Services - Reno

    [ ] Noncommercial Registered Agent  or  [ ] Office or Positon with Entity
        (name and address below)                (name and address below)

    Name of Noncommercial Registered Agent or Name of Title of Office of Other Position with Entity

                                                        NEVADA
    Street Address                      City                    Zip Code
                                                        NEVADA
    Mailing Address (if different from  City                    Zip Code
    street address)

3.  Authorized Stock: (number of shares corporation is authorized to issue)

    Number of shares with par value:  400,000,000
    Par value per share: $0.001
    Number of shares without par value:

4. Names and Addresse of the Board of Directors/Trustees:(each Director/Trustee must be a natural person of at least 18 years of age; attach additional page if more than two directors/trustees)

    1)  Tony Khoury
        307 Natasha City, Longueuil, QU  J4L2PS

    2)

5.  Purpose: (optional; see instructions)

    The purpose of the corporation shall be:
    to conduct and  and all lawful business

6. Name, Address and Signature of Incorporation: (attach additional page if more than one incorporator)

    Diane D. Dalmy
    8965 W Cornell Place
    Lakewood, CO  30227

    /s/ DIANE D. DALMY
    ______________________
    Incorporator Signature

7.  Certificate of Acceptance of Appointment of Registered Agent:

    I hereby accept appointment as Registered Agent for the above named Entity.

    /s/  [signature unknown]                                        02-20-09
    __________________________________________________________      _________
    Authorized signature of Registered Agent or On Behalf of        Date
    Registered Agent Entity

This form must be accompanied by appropriate fees.